UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2001

Sears Credit Account Master Trust II
(Exact name of registrant as specified in charter)

Illinois (State of Organization)	0-244774 (Commission File Number)	Not Applicable (IRS employer Identification No.)

c/o SRFG, Inc. 3711 Kennett Pike Greenville, Delaware (Address of principal executive offices		19807 (Zip Code)

Registrant's Telephone Number, including area code: (302) 434-3176

Former name or former address, if changed since last report: Not applicable

Item 5.	Other Events

Series 2001-3. On October 1, 2001, $700,000,000 aggregate principal amount of Floating Rate Class A Master Trust Certificates, Series 2001-3 (the "Class A Master Trust Certificates"), and $57,000,000 aggregate principal amount of Floating Rate Class B Master Trust Certificates, Series 2001-3 (the "Class B Master Trust Certificates"), of the Sears Credit Account Master Trust II (the "Trust") were issued pursuant to the Pooling and Servicing Agreement dated as of July 31, 1994, as amended, among SRFG, Inc. (formerly Sears Receivables Financing Group, Inc.) as Seller ("SRFG"), Sears, Roebuck and Co. as Servicer ("Sears") and Bank One, National Association (formerly The First National Bank of Chicago) as Trustee (the "Trustee"), and the Series Supplement dated as of October 1, 2001, among SRFG as Seller, Sears as Servicer and the Trustee.

Item 7.	Exhibits
Exhibit No.	Description
Exhibit 1.1

Underwriting agreement among Sears, SRFG and Credit Suisse First Boston Corporation and J. P. Morgan Securities Inc. as representatives of the several underwriters for the Class A Master Trust Certificates, dated September 25, 2001.

Exhibit 1.2	Underwriting agreement among Sears, SRFG and Deutsche Banc Alex. Brown Inc. as underwriter for the Class B Master Trust Certificates, dated September 25, 2001.
Exhibit 1.3

Pricing agreement among Sears, SRFG and Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc. on behalf of the underwriters for the Class A Master Trust Certificates, dated September 25, 2001.

Exhibit 1.4	Pricing agreement among Sears, SRFG and Deutsche Banc Alex. Brown Inc. as underwriter for the Class B Master Trust Certificates, dated September 25, 2001.
Exhibit 4.1	Series 2001-3 Supplement among Sears as Servicer, SRFG as Seller and the Trustee, dated as of October 1, 2001, including the forms of investor certificates.
Exhibit 4.2	Letter of Representations among SRFG, the Trustee and the Depository Trust Company, dated as of October 1, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sears Credit Account Master Trust II (Registrant)

	By:	SRFG, Inc. (Originator of the Trust)

	By:	/s/ Keith E. Trost
Keith E. Trost Vice President, Treasurer and Assistant Secretary
Date: October 9, 2001

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 1.1

Underwriting agreement among Sears, SRFG and Credit Suisse First Boston Corporation and J. P. Morgan Securities Inc. as representatives of the several underwriters for the Class A Master Trust Certificates, dated September 25, 2001.

Exhibit 1.2	Underwriting agreement among Sears, SRFG and Deutsche Banc Alex. Brown Inc. as underwriter for the Class B Master Trust Certificates, dated September 25, 2001.
Exhibit 1.3

Pricing agreement among Sears, SRFG and Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc. on behalf of the underwriters for the Class A Master Trust Certificates, dated September 25, 2001.

Exhibit 1.4	Pricing agreement among Sears, SRFG and Deutsche Banc Alex. Brown Inc. as underwriter for the Class B Master Trust Certificates, dated September 25, 2001.
Exhibit 4.1	Series 2001-3 Supplement among Sears as Servicer, SRFG as Seller and the Trustee, dated as of October 1, 2001, including the forms of investor certificates.
Exhibit 4.2	Letter of Representations among SRFG, the Trustee and the Depository Trust Company, dated as of October 1, 2001.